CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH "[REDACTED]." AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

KMBT/PEERLESS Licensed Software Addendum #20	CONFIDENTIAL

LICENSED SOFTWARE ADDENDUM #20 TO
MASTER TECHNOLOGY LICENSE AGREEMENTS
DATED JANUARY 16, 2000 AND JUNE 12, 1997

This Licensed Software Addendum #20 (“LSA #20”) is entered into effective as of July 1, 2007 (the “Effective Date”) by and between Konica Minolta Business Technologies, Inc., a Japanese corporation, having offices at No. 2970 Ishikawa-cho, Hachioji-shi, Tokyo, Japan (“KMBT”) and Peerless Systems Corporation, having its principal office at 2381 Rosecrans Ave, Suite 400, El Segundo, CA 90245 (“PEERLESS”), pursuant to the provisions of the Master Technology License Agreement between Konica Corporation and PEERLESS dated January 16, 2000 (“MTLA #1”), and the provisions of the Master Technology License Agreement between Minolta Co., Ltd. and PEERLESS dated June 12, 1997 (“MTLA #2”). This LSA #20 is hereby incorporated into the MTLA #1 and the MTLA #2 by reference herein.

All capitalized terms used in this LSA #20 that are not specifically defined herein shall have the meaning ascribed to them in the MTLA #1 and the MTLA #2 and the attachments thereto. Where there is a conflict between (i) the provisions and the capitalized terms in this LSA #20 and (ii) the provisions and the capitalized terms in MTLA #1 and MTLA #2, those of (i) shall prevail.

All references to all LSAs in this LSA #20, except for LSA #14 which applies to MTLA #1 and MTLA #2, are to LSAs of MTLA #1.

1.  DEFINITIONS AND INTERPRETATION

1.1  Definitions

All capitalized terms used in this LSA #20 shall have the meaning specified herein or, if not defined herein, then the meaning specified in MTLA #1 and MTLA #2. Unless specifically referred to in any other addendum, the following terms shall have the meanings specified below solely for the purposes of this LSA #20.

“Authorized KMBT Devices”	means those devices contemplated in Section 2.4 of this LSA #20.
“Licensed Product”	means those products listed in Section 2.5 of this LSA #20.
“License Fee”	means the license fee set-out in Section 3.1 of this LSA #20.
“LSA #20”
means this Licensed Software Addendum #20 to the Master Technology License Agreement between Konica Corporation and PEERLESS dated January 16, 2000, and the Master Technology License Agreement between Minolta Co., Ltd. and PEERLESS dated June 12, 1997.

“MTLA #1”	means the Master Technology License Agreement between Konica Corporation and PEERLESS dated January 16, 2000.
“MTLA #2”	means the Master Technology License Agreement between Minolta Co., Ltd. and PEERLESS dated June 12, 1997.
“Novell NEST Module”	means the Novell NEST SDK as modified by PEERLESS for the SPS-Lite for KMBT and identified by file names in Exhibit A to this LSA #20.
“Novell NEST SDK”
means the Novell NEST SDK licensed by PEERLESS to KMBT pursuant to the NEST Office SDK License Agreement by and between PEERLESS and KMBT dated January 29, 2002 (as amended and supplemented from time to time).

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH "[REDACTED]." AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

KMBT/PEERLESS Licensed Software Addendum #20	CONFIDENTIAL

1.2	Interpretation

(a)	In this LSA #20 save as otherwise specifically provided words shall have the meanings set forth in and shall be construed in accordance with MTLA #1 and MTLA #2.

(b)	Unless the context requires otherwise, references to Sections are to sections of this LSA #20.

2.  LICENSE GRANT

2.1	License to SPS and SPS-Lite

Subject to the terms and conditions of MTLA #1, MTLA #2 and this LSA #20, and in consideration for the License Fee contemplated in Section 3.1, PEERLESS hereby grants to KMBT, under all the intellectual property rights which PEERLESS owns or has a right to grant licenses in and to the Licensed Products, a non-transferable, worldwide, non-exclusive, royalty-free, perpetual license to (i) use or have used, reproduce or have reproduced, and modify or have modified, all subject to Section 2.2 below, and all solely for the purpose of incorporating the Licensed Products into the Authorized KMBT Devices, and (ii) distribute and have distributed, copies of the Licensed Products, to resellers, distributors and end users of such Authorized KMBT Devices, but only in compliance with Section 2.3 below. For the avoidance of doubt, any and all licenses, rights, titles and interests granted by PEERLESS to KMBT under MTLA #1, MTLA #2, their relevant addenda and amendments (“Pre-Existing License”) shall remain in full force and effect. Where there is a conflict between (i) the Pre-Existing License and (ii) this LSA #20, (ii) shall prevail.

2.2	Restriction on “Have” Rights

KMBT’s rights to have used, have reproduced and have modified, contemplated in Section 2.1(i) above, shall only be permitted to be exercised with respect to third parties, that are not competitors of PEERLESS [REDACTED], contracted by KMBT to (i) develop or assist in the development of the Authorized KMBT Devices, including development of software to be embedded in the Authorized KMBT Devices, and/or (ii) install, configure and monitor performance of the Authorized KMBT Devices, provided that KMBT represents and warrants that such third parties shall comply with MTLA #1, MTLA #2 and this LSA #20. The parties hereto acknowledge that KMBT shall be responsible for the conduct of all such aforementioned third parties.

2.3	Restriction on Distribution

KMBT shall only distribute Licensed Products to resellers, distributors and end users (i) when physically embedded in Authorized KMBT Devices in a manner that is not readily accessible to end users, or (ii) [REDACTED]. Except as specifically permitted herein, KMBT shall not directly or indirectly disclose or provide Licensed Products to any third party, nor place a release of the same on any website or downloadable site/location for application with any Authorized KMBT Devices which do not include the Licensed Product.

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH "[REDACTED]." AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

KMBT/PEERLESS Licensed Software Addendum #20	CONFIDENTIAL

2.4	Authorized KMBT Devices

The Authorized KMBT Devices are any existing and future imaging product manufactured by or for KMBT, including, but not limited to, those distributed on an OEM basis. [REDACTED]

2.5	Licensed Products

The PEERLESS products (“Licensed Products”) being licensed by PEERLESS to KMBT pursuant to Section 2.1 of this LSA #20 are: (i) the PEERLESS Software Print Server SDK (Version 2.5) (commonly referred to as “SPS”), and (ii) the PEERLESS Software Print Server Lite SDK delivered by PEERLESS to KMBT pursuant to LSA #14 (commonly referred to as “SPS-Lite”). For the avoidance of doubt, the Licensed Products include the PEERLESS Licensed Products identified in Section 3.0 of LSA #14 and in Section 2.7 of LSA #8, as previously delivered by PEERLESS to KMBT, but excluding the Novell NEST SDK and the Novell NEST Module.

2.6	No Other Rights Granted; No Further Deliverables

PEERLESS shall retain all right, title and interest, including all intellectual property rights, in and to the Licensed Products. Apart from the license rights expressly set forth in this LSA #20, PEERLESS does not grant and KMBT does not receive any ownership right, title or interest nor any security interest or other interest in any intellectual property rights relating to the Licensed Products, nor in any copy of any part of the foregoing under this LSA #20. KMBT shall not use, license, sell or otherwise distribute the Licensed Products except as provided in this LSA #20, MTLA #1, MTLA #2, their relevant addenda and amendments. Further, since KMBT is already in possession of the Licensed Products as of the Effective Date, KMBT acknowledges and agrees that PEERLESS shall not be required to provide any deliverables hereunder as of the Effective Date, nor any further deliverables during the term of this LSA #20, of or relating to the Licensed Products.

3	LICENSE FEES AND PAYMENTS

3.1	Fees for Licensed Products excluding for Novell NEST SDK and Novell NEST Module

[REDACTED]

3.2	Royalties for Novell NEST SDK and Module

KMBT shall pay to PEERLESS the following royalties for the Novell NEST SDK (for the SPS) and the Novell NEST Module (for the SPS-Lite) licensed from PEERLESS to KMBT pursuant to that certain NEST Office SDK License Agreement by and between PEERLESS and KMBT dated January 29, 2002 (as amended and supplemented from time to time):

(a)	[REDACTED]; and

(b)	[REDACTED]

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH "[REDACTED]." AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

KMBT/PEERLESS Licensed Software Addendum #20	CONFIDENTIAL

The parties acknowledge that except as set forth herein to the contrary, the aforementioned royalties for the Novell NEST SDK and the Novell NEST Module shall be payable in accordance with, and be subject to the terms and conditions contained in, the existing payment (and related) provisions, including the provisions regarding Block Licenses, in MTLA #1, MTLA #2, their relevant addenda and amendments, provided however, that the pricing contained herein for Novell NEST SDK and Novell NEST Module may only be utilized for shipments of Authorized KMBT Devices in Block Licenses executed following the execution of this LSA #20. [REDACTED]

4.	TERM AND TERMINATION

4.1	Term and Termination

This LSA #20 shall become effective on the date first set forth above and shall remain in effect perpetually unless terminated as provided herein. If KMBT defaults on a material obligation under this LSA #20 and, if the default is curable, also fails to cure such default thirty (30) days after written notice of such default, PEERLESS may immediately terminate and cancel this LSA #20 and the licenses granted hereunder upon written notice to KMBT. KMBT may terminate this LSA #20 at any time upon written notice to PEERLESS and fulfilment of its obligations under Section 4.2 herein.

4.2	Effect Of Termination

Upon any termination of this LSA #20, the rights and licenses granted to KMBT under this LSA #20 shall immediately terminate; provided, however, that sublicenses of the Licensed Products, to the extent validly granted to end users pursuant to MTLA #1, MTLA #2, their relevant addenda and amendments (including this LSA #20) prior to termination of this LSA #20, shall survive such termination subject to compliance with the obligations set forth herein. Upon termination, KMBT shall ship to PEERLESS, within thirty (30) days, all tangible items in its possession or control which are proprietary to PEERLESS; and KMBT shall destroy or return to PEERLESS, at PEERLESS’ option, all copies of the Licensed Products in its possession or control. KMBT shall promptly pay any unpaid royalty under this LSA #20 to PEERLESS upon termination of this LSA #20.

4.3	Survival

The provisions of Sections 1, 2.6, 3, 4.2, 4.3, 5, 6 and 7 shall survive the termination of this LSA #20.

5.	CONFIDENTIALITY

The parties have previously agreed to certain confidentiality obligations contained in MTLA #1 and MTLA #2, and agree that the same ought to protect communications made under this LSA #20, and that therefore, all such communications shall be subject to the confidentiality (and related) obligations contained therein, which the parties acknowledge are in full force and effect. The parties agree that the Licensed Products and any accompanying documentation will be considered Confidential Information under MTLA #1 and MTLA #2. For the avoidance of doubt, KMBT may disclose PEERLESS’ Confidential Information to its affiliates and subcontractors to the extent that the parties have a need to know for the purpose of using, reproducing or modifying the Licensed Products permitted under Section 2.1(i), provided that KMBT represents and warrants that such third parties shall obey the same confidentiality obligations which KMBT obeys under MTLA #1 and MTLA #2, and provided further that KMBT shall be, and shall remain, responsible for the conduct of all such affiliates and subcontractors.

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH "[REDACTED]." AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

KMBT/PEERLESS Licensed Software Addendum #20	CONFIDENTIAL

6.	NO FURTHER WARRANTY OR SUPPORT

THE LICENSED PRODUCTS ARE BEING OFFERED “AS IS,” AND PEERLESS GRANTS AND KMBT RECEIVES NO FURTHER WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, BY STATUTE, COMMUNICATION OR CONDUCT WITH KMBT, OR OTHERWISE. PEERLESS SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A SPECIFIC PURPOSE OR NONINFRINGEMENT CONCERNING THE LICENSED PRODUCTS OR ANY DOCUMENTATION FOR THE LICENSED PRODUCTS. WITHOUT LIMITATION OF THE ABOVE, PEERLESS GRANTS NO WARRANTY THAT THE LICENSED PRODUCTS IS ERROR-FREE OR WILL OPERATE WITHOUT INTERRUPTION, AND GRANTS NO WARRANTY REGARDING ITS USE OR THE RESULTS THEREFROM INCLUDING, WITHOUT LIMITATION, ITS CORRECTNESS, ACCURACY OR RELIABILITY.

7.	OTHER PROVISIONS REMAINING IN FULL FORCE AND EFFECT

Except as expressly provided herein, KMBT and PEERLESS agree that all other terms and conditions contained in MTLA #1, MTLA #2, their relevant addenda and amendments shall remain in full force and effect.

Each Party represents and warrants that the person who signs this LSA #20 on its behalf is authorized to sign on its behalf. Each Party signs only for itself and not for any subsidiary or affiliate.

IN WITNESS WHEREOF, the Parties hereto have executed this Licensed Software Addendum #20 as of the Effective Date:

KONICA MINOLTA BUSINESS TECHNOLOGIES, INC. By:	PEERLESS SYSTEMS CORPORATION By:
/s/ Katsunobu Imazato	/s/ John Rigali
(Authorized Signature)	(Authorized Signature)
Name: Katsunobu Imazato Title: General Manager R&D Administration Division Date: July 20, 2007	Name: John Rigali Title: Vice President of Finance, CFO Date: July 30, 2007

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH "[REDACTED]." AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

KMBT/PEERLESS Licensed Software Addendum #20	CONFIDENTIAL

EXHIBIT A TO LSA #20

DESCRIPTION OF NOVELL NEST MODULE FOR SPS-LITE

[REDACTED]

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH "[REDACTED]." AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

KMBT/PEERLESS Licensed Software Addendum #20	CONFIDENTIAL

///End